UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Financial Engines, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

[Email from Larry Raffone to direct plan sponsor clients of Financial Engines sent on May 1, 2018]

Twenty years ago, Financial Engines was founded to provide unconflicted, low-cost financial help to everyday Americans. With help from leaders like you, we now serve more than 10 million participants at nearly 700 leading employers. We’re proud of our position as a market leader, and relentless in finding new ways to make an even bigger difference for your employees and your plan.

In that spirit, I’m excited to share news of our agreement to go private, with the help of Hellman & Friedman, a firm renowned for leading companies to their next phase of growth and with extensive experience in the financial and technology sectors.

This change gives us a partner equally committed to the long term. It gives us flexibility to accelerate innovations that our clients value – including a new, mobile-first customer experience, a new retirement income solution, and increased brand awareness. In short, it positions us to be a stronger partner for you and your employees.

While this represents a change in our ownership, it’s important to highlight what will remain the same:

▪
Our services will continue, unchanged, for every employee. There’s no action required from you, as an employer, or your employees. We’ll continue to provide education and guidance, investment advice, and management based on our innovative methodology.

▪	Our duty and status as a fiduciary, acting solely in the best interests of your employees, will not change—and will continue to be a cornerstone of what we do, and who we are.
▪	Our commitment to the workplace is as strong as ever. I will continue as Chief Executive Officer, with a renewed sense of purpose about accelerating innovation in our workplace relationships.

As part of our agreement with Hellman & Friedman, we will join forces with Edelman Financial Services. Edelman is a national, independent RIA. Acting as a fiduciary, Edelman shares our dedication to putting clients’ best interest first. Over the past few years, we’ve steadily expanded our network of unconflicted advisors and now have over 140 Advisor Centers across the country. This regional presence has enabled us to deliver new workplace programs, such as Live Events, Advisor Days, and 1-on-1 onsite appointments. We continue to see increasing employer interest in these types of programs, and we look forward to better meeting that fast-growing demand.

Closing a transaction of this nature takes time, and is subject to receipt of stockholder and regulatory approval and satisfaction of other customary closing conditions. Key dates are still to be determined, but we expect the close in the third quarter of this year.

We’ll keep you posted on progress as we approach the expected closing date. We’ll also share this news with employees who get advice or management from Financial Engines. In the meantime, please don’t hesitate to contact your Financial Engines Relationship Manager if you have questions.

I’m so excited about this opportunity to strengthen our ability to help your employees.

Best Regards,

President and CEO, Financial Engines

Additional Information and Where to Find It

This communication relates to the proposed merger involving Financial Engines, Inc. (“Financial Engines” or the “Company”).  In connection with the proposed merger, Financial Engines will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Financial Engines may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF FINANCIAL ENGINES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, www.FinancialEngines.com.  In addition, the documents (when available) may be obtained free of charge by directing a request to Amy Conley by email at ir@FinancialEngines.com or by calling (408) 498-6040.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Financial Engines common stock in respect of the proposed merger.  Information about the directors and executive officers of Financial Engines is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 6, 2018, and in other documents filed by Financial Engines with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Financial Engines stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Financial Engines to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Financial Engines undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

[Email from Larry Raffone to advisors and consultants sent on May 1, 2018]

Twenty years ago, Financial Engines was founded to provide unconflicted, low-cost financial help to everyday Americans. We now serve more than 10 million participants at nearly 700 leading employers. We’re proud of our position as a market leader, and relentless in finding new ways to make an even bigger difference.

In that spirit, I’m excited to share news of our agreement to go private, with the help of Hellman & Friedman, a firm renowned for leading companies to their next phase of growth and with extensive experience in the financial and technology sectors.

This change gives us a partner equally committed to the long term. It gives us flexibility to accelerate innovations that our clients value – including a new, mobile-first customer experience, a new retirement income solution, and increased brand awareness. In short, it positions us to be a stronger partner for you and your employees.

While this represents a change in our ownership, it’s important to highlight what will remain the same:

▪
Our services will continue, unchanged, for every employee. There’s no action required from employers or employees. We’ll continue to provide education and guidance, investment advice, and management based on our innovative methodology.

▪	Our duty and status as a fiduciary, acting solely in the best interests of employees, will not change—and will continue to be a cornerstone of what we do, and who we are.
▪	Our commitment to the workplace is as strong as ever. I will continue as Chief Executive Officer, with a renewed sense of purpose about accelerating innovation in our workplace relationships.

As part of our agreement with Hellman & Friedman, we will join forces with Edelman Financial Services. Edelman is a national, independent RIA. Acting as a fiduciary, Edelman shares our dedication to putting clients’ best interest first. Over the past few years, we’ve steadily expanded our network of unconflicted advisors and now have over 140 Advisor Centers across the country. This regional presence has enabled us to deliver new workplace programs, such as Live Events, Advisor Days, and 1-on-1 onsite appointments. We continue to see increasing employer interest in these types of programs, and we look forward to better meeting that fast-growing demand.

Closing a transaction of this nature takes time, and is subject to receipt of stockholder and regulatory approval and satisfaction of other customary closing conditions. Key dates are still to be determined, but we expect the close in the third quarter of this year.

We’ll keep you posted on progress as we approach the expected closing date. We’ll also share this news with employees who get advice or management from Financial Engines. In the meantime, please don’t hesitate to contact your Financial Engines representative if you have questions.

I’m so excited about this opportunity to strengthen our ability to help employees.

Best Regards,

President and CEO, Financial Engines

Additional Information and Where to Find It

This communication relates to the proposed merger involving Financial Engines, Inc. (“Financial Engines” or the “Company”).  In connection with the proposed merger, Financial Engines will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Financial Engines may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF FINANCIAL ENGINES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, www.FinancialEngines.com.  In addition, the documents (when available) may be obtained free of charge by directing a request to Amy Conley by email at ir@FinancialEngines.com or by calling (408) 498-6040.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Financial Engines common stock in respect of the proposed merger.  Information about the directors and executive officers of Financial Engines is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 6, 2018, and in other documents filed by Financial Engines with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Financial Engines stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Financial Engines to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Financial Engines undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.